Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certify, in their capacity as officers of Tengtu International Corp. (the "Company"), for the purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

            (1) The Report of the Company on Form 10-K/A for the fiscal year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2004


/s/ John D. Watt
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John D. Watt
President


/s/Judy Ye
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Judy Ye
Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Tengtu International Corp. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.